LOAN AND SECURITY AGREEMENT BETWEEN THE FINANCE COMPANY AND GENERAL ELECTRIC
                              CAPITAL CORPORATION

                                            EXHIBITS

            EXHIBIT 3.1             ELIGIBILITY REQUIREMENTS

            EXHIBIT 3.1(A)          CONTRACT FORM

            EXHIBIT 3.1(B)          CREDIT PROGRAMS AND ADVANCE CRITERIA

            EXHIBIT 5.1(A)          ADMINISTRATION POLICIES

            EXHIBIT 5.1(B)          SERVICING LOCATIONS

            EXHIBIT 5.1(C)          REPORTS

            EXHIBIT 5.1(C)(1)       SERVICING REPORT CERTIFICATE

            EXHIBIT 6.3             CONTRACT DEBTOR DOCUMENTS

            EXHIBIT 8.2             ASSIGNMENT

            EXHIBIT 9.0             SUPPLEMENTAL DOCUMENTS

            EXHIBIT 9.0(A)          GUARANTY

            EXHIBIT 9.0(G)          OPINION OF COUNSEL

            EXHIBIT 9.0(K)          ASSIGNMENT OF BORROWER'S RIGHTS TO PAYMENTS

            EXHIBIT 9.0(L)          OFFICER'S CERTIFICATE

            EXHIBIT 9.0(P)          CORPORATE RESOLUTION OF
BORROWER

            EXHIBIT 9.0(Q)          POWER OF ATTORNEY

            EXHIBIT 9.0(U)          CORPORATE RESOLUTIONS OF TFCEI AND TIA

            EXHIBIT 9.0(V)          CORPORATE RESOLUTION OF FCF

            EXHIBIT 9.0(W)          WARRANT AND THE REGISTRATION RIGHTS
                                    AGREEMENT

            EXHIBIT 10.0(a)         BORROWERS' NAMES, LOCATIONS AND SUBSIDIARIES

            EXHIBIT 10.0(g)         UCC LANGUAGE

            EXHIBIT 10.0(i)         BROKER DISCLOSURE

            EXHIBIT 10.0(j)         LABOR DISCLOSURE

            EXHIBIT 11.0                     SERVICING AGREEMENT

            EXHIBIT 12.0                     PURCHASE AGREEMENT

            EXHIBIT 13.0                     MASTER DEALER AGREEMENT

            EXHIBIT 13.4                     FINANCIAL STATEMENT CERTIFICATE

            EXHIBIT 13.6                     PORTFOLIO AND FINANCIAL COVENANTS

            EXHIBIT 16.0                     DEBT SUBORDINATION AGREEMENT

            EXHIBIT 17.0                     PLEDGE AGREEMENT

                                          EXHIBIT 3.1

                               CONTRACT ELIGIBILITY REQUIREMENTS


Each Contract delivered to Lender shall satisfy each of the following requirements in order to be deemed an "Eligible Contract":

                                (A)    All of the representations and warranties
in Sections 10.0 are true with respect to, and all conditions precedent in
Section 9.1 have been and continue to be met with respect to, the Contract, Financed Vehicle, Contract Debtor, Required Contract Debtor Insurance, and Optional Contract Debtor Insurance.

                                (B)      The contract form is consistent with
Exhibit 3.1(A), and the Borrower represents that the contract form will be submitted to Borrower's counsel for approval.

                                (C)    The first Scheduled Payment is due within
sixty (60) days after the date of the Contract.

                                (D)    Not more than three (3) Scheduled
Payments are due and unpaid in whole or in part at the time it is delivered to Lender or thereafter.

                                (E)    The Contract has a fixed "APR" and the
"Finance Charge" was computed using a fixed rate.

                                (F)    The initial term of the Contract does not
exceed sixty (60) months and the Schedule of Payments has equal monthly payments except for the first or final payment which may be five percent (5%) more or less than the other equal payments, and the payment obligation is in United States dollars.

                                (G)    The Contract is for the absolute sale of
the Financed Vehicle to the Contract Debtor, and the Financed Vehicle is not on approval or subject to any agreement between the Contract Debtor and the Dealer for the repurchase or return of the Financed Vehicle.

                                (H)    The Dealer has been paid all amounts due
for the purchase of the Contract from the Dealer.

                                (I)    If the Contract Debtor is an employee,
officer, agent, director, stockholder, supplier or creditor of Borrower or an Affiliate, the Contract does not contain terms more favorable than those available to an unrelated Person.

                                (J)    The Contract contains the original
signature of the Contract Debtor, the Dealer or the Dealer's authorized agent.

                                (K)    The Contract is the only unsatisfied
original executed Contract for the purchase of the Financed Vehicle and accurately reflects all of the actual terms and conditions of the Contract Debtor's purchase of the Financed Vehicle. Neither Borrower nor an Affiliate has made any agreement with the Contract Debtor to reduce the amount owed on the Contract. Neither Borrower nor an Affiliate are required to perform any additional service for, or perform or incur any additional obligation to, the Contract Debtor in order for Borrower to enforce the Contract.

                                (L)    The Contract, at the time Borrower
purchased it, met Borrower's creditworthiness, documentation and other advance criteria which (i) are contained in Exhibit 3.1(B), or (ii) Borrower disclosed to Lender in writing after execution of this Agreement and Lender consented to in writing as acceptable for Eligible Contracts; or the Contract does not meet such criteria and Lender approved in writing the deviation for that Contract.

                                (M)    The Contract Debtor's obligations under
the Contract are secured by a validly perfected first priority security interest in the Financed Vehicle in favor of Borrower or Lender as secured party, subject to Section 9.1(A). With respect to Contracts serviced by Third Party Servicers, the Borrower shall have been appointed as Third Party Servicer's attorney-in-fact and shall be permitted, under the applicable agreement with the dealer, to take all actions necessary to perfect Borrower's first priority security interest.

                                (N)    The Contract has not been, nor is it
designated to be, terminated, satisfied, canceled, subordinated or rescinded in whole or in part; nor has the Financed Vehicle been released unless substituted with another Financed Vehicle of greater or equal value, or designated for release, from the security interest granted by the Contract; and all of the holder's obligations under the Contract have been performed except those which first arise subsequent to the delivery to Lender.

                                (O)    No provision of the Contract has been
waived, extended, altered or modified in any respect except in accordance with Company Policies which are contained in Exhibit 5.1(A).

                                (P)    No claims of rescission, setoff,
counterclaim, defense or other material disputes have been asserted with respect to the Contract or Financed Vehicle.

                                (Q)    Except for the Contract Debtor's
ownership of the Financed Vehicle and Borrower's ownership of the Contract and Contract Rights, no Person has, or has asserted in a judicial proceeding or to a governmental agency or against Lender, a claim of, an ownership or other interest in the Financed Vehicle, Contract or Contract Rights.

                                (R)    The Point of Sale Contract requires
Required Contract Debtor Insurance. Borrower is a loss payee or insured under the Required Contract Debtor Insurance except where the advance to the Dealer is three thousand dollars ($3,000.00) or less.

                                (S)    Borrower has not repossessed the Vehicle
or commenced a replevin action or other lawsuit, against the Contract Debtor or Financed Vehicle.

                                (T)    The obligation of the original Contract
Debtor has not been released or assumed by another Person unless the release or assumption was properly documented, approved by Borrower and in accordance with Credit Programs and Advance Criteria as set forth in Exhibit 3.1(B). (U) The Contract Debtor Documents exist.

                                (V)    All Bulk Purchase Contracts will be
purchased pursuant to a Purchase Agreement substantially in the form of that attached in Exhibit 12.0.

                                (W)    Subsequent to the time that the Contract
is entered into, the Contract Debtor has not filed a petition under any section or chapter of the Bankruptcy Code or any similar federal or state law or regulation.

                                (X)    If the Contract is included in a
portfolio purchase for Two Million Dollars ($2,000,000.00) or more, Lender has before the Advance reviewed with satisfactory results the terms, conditions, and due diligence for the purchase; provided that, Lender will be deemed to have conducted the review with satisfactory results if Borrower provides the terms, conditions, and due diligence materials to Lender by overnight delivery service at the address in Section 17.1 and Lender does not notify Borrower of its dissatisfaction within two Business Days after receipt of the last materials received. A deemed or actual satisfactory review shall not constitute a determination that any of the other requirements in the definition of Eligible Contract have been.






























                                          EXHIBIT 3.1

                                         CONTRACT FORM



                                        [To be inserted]





































                                         EXHIBIT 3.1(A)

                              CREDIT PROGRAMS AND ADVANCE CRITERIA



                                        [To be inserted]








































                                         EXHIBIT 3.1(B)

                                    ADMINISTRATION POLICIES



            (A)         Collection
                        (a) Collection
                        (b) Deferment
                        (c) Due Date Change
                        (d) Allowable Delinquency



            (B)         Repossession Guidelines



            (C)         Accounting Policies
                        (a) Income Recognition
                        (b) Credit Losses
                        (c) Charge Off:                     Mandatory
                                                            Deficiency Balances














                                         EXHIBIT 5.1(A)

                                            REPORTS
Financial                    Due no later than 45 Days after Month End

            Financial Statements (departmental) Frequency: Monthly and Trend (except departmental)

                        Income Statement, Balance Sheet, Loss Reserve Account, Forecast and Budget Variance analysis, as done
                        Frequency:  Quarterly    Rolling 12-month projections
                                                         Static Pool
                                                         Cash Flow - Sources and
Uses

Portfolio

            New Business by Program            Frequency:  Monthly within
                                                           20 business days of
                                                           month end,
                        Gross Contract Receivable, Unearned Finance Charges, Amount Financed, Non-Refundable Reserve (Dealer Holdback) Net Investment, Term, APR
            New Business by Program             Frequency: Monthly within
                                                           45 business days of
                                                           month end,
                        Exceptions to Credit Guidelines
                        First Payment Default
                        Branch/Service Center Volumes
            Portfolio Management by Program     Frequency: Monthly within
                                                           45 business days of
                                                           month end,
                        Customer Concessions (deferments) Delinquency by Units and Dollars (gross and net) Repossessions and Repossession Inventory Charge-Offs by Units and Dollars (gross and net) Recovery P & L Deficiency Balance performance

Operating

            Daily: Cash Report, Transaction Report (sent no later than 1 Business Day after the day covered by the report)

            Weekly: New Contract Report, Title Tracking Report (sent no later than 1 business day after the end of the week covered by the report).

           Monthly:   Number of Contracts, Aged Trial Balance, paid Off
Contracts, Charged-Off Contracts, Recovery, Repossession and Bankruptcy Reports. (due no later than 20 Business Days after Month End)

        Borrower shall deliver with the monthly reports a certificate of the Chief Financial Officer of Borrower, in the form of Exhibit 5.1(C)(1).

        Borrower shall deliver to Lender, no later than the 20th Business Day following each Accounting Period, an up-to-date master file back-up tape in a form usable by Lender's computer of all Pledged Contract information for the Accounting Period relating to the Contract files which Borrower has placed on electronic media, including but not limited to, payment histories, contract accounting, Outstanding Principal Balance, customer service notes, collection histories and Contract Debtor names and addresses.




                                 EXHIBIT 5.1(C)

                          SERVICING REPORT CERTIFICATE

                              THE FINANCE COMPANY


            The undersigned, _____________, the duly authorized chief financial officer of [____________________________, a ___________ corporation]
("Company"), DOES HEREBY CERTIFY, for purposes of the Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement dated as of ___________ ______ (the "Agreement") between the Company and General Electric Capital Corporation that the reports and computer tapes submitted to Lender pursuant to
Section 5.1 (C) of the Agreement are to the best of my knowledge complete and accurate in all material respects.

                        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this _____ day of ____________, 1996.




                                            -----------------------------------
                                            Vice President and Chief
                                            Financial Officer







                                       EXHIBIT 5.1(C)(1)

                                          EXHIBIT 6.3

                                   CONTRACT DEBTOR DOCUMENTS

Each of the following documents constitute the Contract Debtor Documents:

1. The Contract Delivery Documents;

2. The Dealer Invoice and invoices for any additional equipment included in the Contract;

3. A copy of (a) the original signed completed credit application, (b) the credit bureau reports, (c) the completed credit investigation form, (d) the completed verification of employment and income forms, and (e) Contract Debtor references;

4. Verification of Required Contract Debtor Insurance showing Borrower as loss payee, additional insured, or lienholder;

5. Borrower's funds disbursement listing;

6. A certificate for each type of Optional Contract Debtor Insurance purchased by Contract Debtor;

7. Borrower's "deal structure" sheet;

8. The military pay allotment form if the Contract Debtor is in military service and if such allotment has been made; and

9. The payment history and accounting for the Contract.


                                          EXHIBIT 6.3

                               ASSIGNMENT OF INSURANCE INTERESTS


___________________ ("Assignor") hereby absolutely and irrevocably assigns to General Electric Capital Corporation ("GE Capital") all of Assignor's right, title and interest in, under, and with respect to all insurance and service contracts which provide any of the following coverages with respect to installment contracts which Assignor has pledged to GE Capital and GE Capital continues to have a security interest in:

                 1.     credit life, credit disability, or credit accident and health;
                 2.     casualty, damage, theft, loss, or liability;
                 3.     involuntary unemployment;
                 4      mechanical breakdown, warranty, maintenance, or servicing;
                 5.     lender protection, vendor/lender single interest, skip, repossessed vehicle casualty (including damage, theft, and loss), confiscation, nonfiling, or failure of lien perfection; or
                 6.     any other coverage assigned in writing by Assignor to GE Capital.


Without limiting the rights included in this assignment, this assignment entitles GE Capital to claim and collect all benefits, refunds, and other amounts with respect to all coverages that Assignor would be entitled to claim and collect, and to make such claims and collections in its name or Assignor's name. Assignor hereby authorizes GE Capital to sign Assignor's name on all such claims and collections GE Capital makes, and to endorse Assignor's name on all such payments it receives. Assignor hereby instructs and authorizes all providers of the foregoing coverages to rely on this Assignment and any statement or instruction in writing by GE Capital with respect to the operation and effect of this Assignment and the installment contracts covered by it. Assignor hereby agrees that the providers of the coverages who so rely shall have no liability to Assignor for complying with this Assignment and such statements and instructions by GE Capital.


Dated: _____________, 1996


                                                      By:
                                                      ----------------------
                                                      Its:
                                                      ----------------------



                                          EXHIBIT 8.2

                                          EXHIBIT 9.0

                                     SUPPLEMENTAL DOCUMENTS

            (A) Guaranties in the form of Exhibit 9.0(A) duly executed by the Guarantors; and, for the Guarantors who are individuals, instruments in the form of Exhibit 9.0(A)(1) executed by the co-owners of the Guarantors' property subordinating or disclaiming to Lender the interest of the co-owners in property owned by the Guarantors;

            (B) Documents that evidence that all of Borrower's debt is Subordinated Debt except as otherwise allowed by this Agreement;

            (E)         Evidence that the insurance policies required by Section
13.9 have been obtained and are in full force and effect;

            (F)         A certified copy of Borrower's by-laws;

            (G) An opinion of Borrower's counsel dated as of the Closing Date in the form of Exhibit 9.0(G);

            (H) A copy of a letter delivered by Borrower to its accountants instructing them to disclose to Lender any and all financial statements and other information of any kind relating to Borrower's business, financial condition and other affairs that Lender may request;

            (I) Satisfaction of Borrower's obligation to prior-filed creditors with the initial advance, if any;

            (J)         An Assignment of Insurance Interests in the form of
Exhibit 8.2 duly executed by Borrower;

            (K) An assignment of Borrower's rights to the payments from Contract Debtor bank accounts in the form of Exhibit 9.0(K) attached hereto;

            (L) An executed certificate in the form of Exhibit 9.0(L) attached hereto executed by the President or Chief Financial Officer of Borrower;

            (M) All government and private consents required to permit Borrower to perform this Agreement;

            (N) Evidence that properly executed financing statements for the Collateral in the form of Exhibit 10.0(g) have been filed with all appropriate filing officers.

            (O) UCC release or termination statements and other release documents, if any, Lender may deem appropriate to release any interest not held by Borrower or Lender in the Collateral;

            (P) Certified resolutions of Borrower's Board of Directors in the form of Exhibit 9.0(P) attached hereto;

            (Q) An executed power of attorney executed by Borrower in the form of Exhibit 9.0(Q) attached hereto;

            (R) Borrower's articles of incorporation and good standing certified on or within five (5) Business Days before the Closing Date by the _________________ Secretary of State;

            (S) Certificates showing that Borrower is qualified as a foreign corporation and in good standing in all jurisdictions other than _______________ in which it transacts business;

            (T) A copy of Borrower's business licenses relating to the five (5) states in which Borrower originates the greatest number of Contracts and a letter from the department issuing the license confirming that such license is in good standing;

            (U) Certified resolutions of TFCEI's and TIA's Board of Directors in the form of Exhibit 9.0(U) attached hereto;

            (V) Certified resolutions of FCF's Board of Directors in the form of Exhibit 9.0(V) attached hereto;

            (W)         Warrant and the Registration Rights Agreement;

            (X) Such additional information and materials as Lender may reasonably request.







                                          EXHIBIT 9.0

                                         EXHIBIT 9.0(A)

                                            GUARANTY

As an inducement to General Electric Capital Corporation ("Lender") to provide financing to __________________________________ ("Borrower"), but without in any way binding Lender to do so, the undersigned ("Guarantor") hereby guaranties to Lender the due, regular and punctual payment and prompt performance of all debts and other obligations of any kind or character which Borrower now owes Lender or which Borrower shall at any time or from time to time hereafter owe Lender, regardless of any change in Borrower's name, entity, or ownership. Guarantor also agrees to pay to Lender all costs incurred by Lender in the collection and enforcement of the debts and obligations of Borrower to Lender.

The liability of Guarantor hereunder is direct, unconditional, absolute and may be enforced without requiring Lender first to resort to any right or remedy Lender has as to Borrower or any third parties with regard to Borrower's debts and obligations to Lender or to foreclose or exhaust any security therefor. Guarantor shall not have any right of reimbursement, indemnity, subrogation or security enforceable against Borrower, nor otherwise be a creditor of Borrower, with respect to payments to Lender to the extent such rights or creditor status would make payments to Lender a preference recoverable from Lender. Nothing shall discharge or satisfy the liability of Guarantor hereunder except the full payment and performance of all of Borrower's debts and obligations to Lender. Any and all present and future debts and obligations of Borrower to Guarantor are hereby postponed in favor of and subordinated to the full payment and performance of all present and future debts and obligations of Borrower to Lender.

Guarantor has made an independent investigation of the financial condition and affairs of Borrower prior to entering into this Guaranty and has not relied upon any representation made by Lender as to the financial condition, operation or creditworthiness of Borrower. Guarantor further agrees that Lender shall have no duty or responsibility now or hereafter to make any investigation or appraisal of Borrower, or the security for Borrower's debts and obligations to Lender, on behalf of Guarantor or to provide Guarantor with any information which may come to Lender's attention now or hereafter, whether or not such information could materially increase the risk of Guarantor hereunder.

Notice of acceptance of this Guaranty, of any default by Borrower, and of any adverse change in Borrower's financial condition or of any other fact which might materially increase the risk of Guarantor hereunder is hereby waived. Presentment, protest and demand, and notice of protest, demand and dishonor are hereby waived. Guarantor authorizes Lender without notice or demand and without affecting the obligations of Guarantor hereunder, with respect to any debt or obligation of Borrower to Lender, to extend the time of payment (without limit as to the number or term of extensions) or waive strict compliance with any other term thereof, to renew or otherwise modify the terms thereof, to waive or release any security therefor, to release a guarantor or other party liable therefor, and to enter or grant any settlement, release, compromise, composition, account stated or agreed balance with or to Borrower or any third party, and Guarantor agrees that the foregoing actions shall not diminish Guarantor's obligations hereunder. GUARANTOR WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATED TO THIS GUARANTY. To the extent allowed by law, Guarantor hereby confesses judgment, and acknowledges to be indebted unto and in favor of Lender, for the full amount of all obligations due to Lender by Borrower, and consents to Lender filing this Guaranty as evidence of judgment.

This Guaranty remains fully enforceable irrespective of any defenses which Borrower could assert on the underlying debt, including but not limited to failure of consideration, breach of warranty, fraud, payment, accord and satisfaction, strict foreclosure, statute of frauds, bankruptcy, infancy, statute of limitations, lender liability, and usury. If Borrower or Guarantor should at any time become insolvent or make a general assignment, or a petition in bankruptcy or any insolvency or reorganization proceedings shall be filed or commenced by or against Borrower or Guarantor, any and all obligations of Guarantor pursuant to this Guaranty shall not be lessened by such petitions, assignments or filings and shall, at Lender's option, forthwith become due and payable without notice. In the event of default in the performance of this Guaranty, Guarantor agrees to pay all reasonable court costs, attorney's fees and other expenses paid or incurred by Lender in the enforcement hereof.

This Guaranty is a continuing guaranty which shall remain effective until terminated as provided herein. Guarantor may terminate this Guaranty upon at least sixty (60) days prior written notice received by Lender and sent by registered or certified mail, return receipt requested. Notwithstanding such termination, however, this Guaranty shall remain effective as to all financing provided, or committed to be provided, by Lender to or for the benefit of Borrower prior to the effective date of termination and this Guaranty shall be continuing and unconditional until the same are fully paid, performed and discharged.

This Guaranty supersedes all prior writings, and all prior and contemporaneous oral understandings, regarding this Guaranty. Without Lender's prior written consent, no assignment or delegation of any rights or duties by Guarantor shall be effective to relieve Guarantor of its obligations hereunder. Lender can at any time assign or delegate any rights or duties arising under this Guaranty. This Guaranty shall inure to the benefit of Lender's successors and assigns. Guarantor agrees to provide financial statements for Guarantor when requested by Lender.

This Guaranty shall be governed by and construed in accordance with the laws of the State of Virginia. The undersigned hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of Virginia and of the United States of America located in the State of Virginia for any action, suit or proceeding arising out of or relating to this Guaranty and the transactions contemplated hereby, and further agrees that service of any process, summons, notice or document by U.S. registered mail to its address set forth below shall be effective service of process for any action, suit or proceeding brought in connection with this Agreement in any such court.

IMPORTANT NOTICE: THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOW THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

CONFESSION OF JUDGMENT: The Guarantor hereby appoints Robert D. Perrow and Paul
S. Bliley, Jr., as its attorneys-in-fact, either of whom shall have the power to confess judgment against the Guarantor in favor of the Lender in the Clerk's Office of the Circuit Court of the City of Norfolk, Virginia, or in any other court of proper jurisdiction for the unpaid balance of the guaranteed amounts plus cost, expenses and attorney's fees as specified herein, upon the occurrence of a default.



Guarantor acknowledges that Guarantor has read this Guaranty, has consulted with counsel to the extent Guarantor deemed advisable, understands this Guaranty and desires to be bound by it.

Dated:      _______________, 1996

Corporate Guaranty


By:_____________________________                Witness: ______________________
                                                                Secretary
Print Name _________________________

Its:________________________________

                                         EXHIBIT 9.0(G)

General Electric Capital Corporation
1000 Hart Road, Suite 300
Barrington, IL  60010
Attn:  Manager, Asset Based Lending

Gentlemen:

            We have acted as counsel for ________________________, a
____________ corporation ("Borrower") in connection with the proposed loan to Borrower by General Electric Capital Corporation ("GECC") pursuant to that certain Loan and Security Agreement dated _________________, 1996, by and between Borrower and GECC (the "Agreement"). In connection therewith, we have been asked to deliver certain opinions to you. All capitalized terms not otherwise defined herein shall have the meaning specified in the Agreement.

            We have examined such documents, records and matters of law as we have deemed necessary for purposes of this opinion. We have assumed and relied upon the authenticity of all document submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons, and, except as to the execution of the Agreement on behalf of Borrower, the due authority of all persons executing the same and the due execution and delivery of all documents where due execution and delivery are prerequisites to the effectiveness thereof.

            As to various questions of fact material to our opinion, we have relied solely upon statements or certificates of officers and representatives of Borrower and others, none of which we believe to be incorrect. Where an opinion is qualified by reference to our knowledge or belief, we render an opinion limited in scope to matters actually or believed by us and have not independently investigated such matters other than as described in this letter.

Based on the foregoing, it is our opinion that:

1. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of ______________, and each has full corporate power to enter into the Agreement and all other instruments and documents to be delivered thereunder or pursuant thereto, and to carry out the provisions of the Agreement and such other instruments and documents. Borrower has all licenses, approvals and consents necessary to conduct its business as currently being conducted and to perform the Agreement, and had all licenses approvals and consents necessary for the acquisition and servicing of the Contracts by Borrower prior to the date of the Agreement.

2. Borrower is duly qualified and in good standing to do business in all states in which the failure to so qualify would have a material adverse affect on Borrower's business or properties or its ability to perform under the Agreement.

3. The execution, delivery and performance by Borrower of the Agreement and all other documents previously or contemporaneously delivered pursuant thereto, and the transactions contemplated thereby, have been duly authorized by all necessary corporate proceedings. The Agreement and all such other documents required to be executed by Borrower have been duly and validly executed and delivered by Borrower and are valid and legally binding agreements of Borrower, enforceable in accordance with their terms.

4. No consent, approval, authorization, order, registration or qualification of or with any court or regulatory authority or other governmental body having jurisdiction over Borrower is required for (or, in the alternative, the absence of any such consent, approval, authorization, order, registration or qualification would not adversely affect) the legal and valid execution, delivery or performance of, or the pledge and servicing of the Contracts under, the Agreement.

5. To the best of our knowledge, neither the execution, delivery or performance of the Agreement will conflict with or result in a breach of or default under any contract or agreement to which Borrower is subject or by which it or its property is bound. Borrower has all licenses, approvals and consents necessary to conduct its business as currently being conducted and as proposed to be conducted in accordance with the terms of the Agreement and as it was conducted for the acquisition and servicing of the Contracts by Borrower.

6. The execution, delivery and performance of the Agreement will not violate or result in the violation of the articles of incorporation or by-laws of Borrower or any law applicable to Borrower.

7. Based upon representations and warranties made to us by Borrower, prior to the execution and delivery of the Agreement, Borrower had good and marketable title to the Pledged Contracts, subject to no lien, claim, security interest, charge, encumbrance or right of any kind. Upon execution and delivery of the Agreement by Borrower and GECC, GECC will have a security interest in the Collateral to secure Borrower's obligations to GECC under the Agreement.

8. Upon due execution of the Uniform Commercial Code financing statements with the language in Exhibit 10.0(g) of the Agreement and filing in the office of the ____________ Secretary of State, GECC's security interest in the Collateral will be perfected except where perfection depends on possession and GECC does not have possession and except where perfection requires notation as lienholder on a certificate of title. The Collateral in which a security interest is perfected by filing a Uniform Commercial Code financing statement is described in the language of Exhibit 10.0(g) with sufficient specificity to perfect the security interest.

9. To the best of our knowledge, there are no material actions, suits, judgments, orders, arbitrations or other legal, administrative or governmental investigations or proceedings pending or threatened against or affecting Borrower or the assets of Borrower.

10. The Contract attached to the Agreement as Exhibit 3.1(A) is chattel paper as defined in the Uniform Commercial Code and complies with state and federal law.

11. GE Capital's security interest in the Contracts will enable GE Capital following an Event of Default to enforce the Contracts and Borrower's security interest in the Financed Vehicles to the same extent that Borrower could.


                                                        ------------------
                                                        Very truly yours,


                                         EXHIBIT 9.0(G)

                                         EXHIBIT 9.0(K)

                              ASSIGNMENT OF RIGHTS TO DIRECT DEBIT

                                      The Finance Company

_________________________("Assignor") hereby absolutely and irrevocably assigns to General Electric Capital Corporation ("GE Capital") all of Assignor's right, title and interest in, under, and with respect to any and all rights of Assignor to directly debit or charge any bank account authorized by a Contract Debtor for the payment of any and all obligations of such Contract Debtor to Assignor under any Contract.

Without limiting the rights included in this assignment, this assignment entitles GE Capital to directly debit or charge the bank accounts of Assignor's Contract Debtors for obligations due and owing under any Contract which Assignor would be entitled to debit or charge, and to make such debits or charges in its name or Assignor's name. Assignor hereby authorizes GE Capital to sign Assignor's name on all such debits or charges GE Capital makes, and, to the extent required, endorse Assignor's name on all such acknowledgments of such debits or charges it receives. Assignor hereby instructs and authorizes all banking institutions at which Assignor has direct debit authorizations of record to rely on this Assignment and any statement or instruction in writing by GE Capital with respect to the operation and effect of this Assignment and the installment contract obligations of its Contract Debtors covered by it. Assignor hereby agrees that the financial institutions who so rely shall have no liability to Assignor for complying with this Assignment and such statements and instructions by GE Capital.

Any terms used herein without definition shall have the meaning given to such terms in the Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement between Assignor and GE Capital dated _________, 1996.



Dated:___________________, 199__                [Name]



By:___________________________


Its:____________________________










                                         EXHIBIT 9.0(K)

                                      THE FINANCE COMPANY

                                     OFFICER'S CERTIFICATE


            The undersigned, ________________________________________, a duly authorized officer of __________________, a ______________ corporation
("Company"), DOES HEREBY CERTIFY, for purposes of the Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement dated as of __________________, 1996 (the "Agreement") between Company and General Electric Capital Corporation, to the best of my knowledge after reasonable investigation, that as of ______________ (i) the representations and warranties of Company in the Agreement are true and correct, (ii) Company has performed all of its obligations and satisfied all of the conditions required to be performed and satisfied under the Agreement before or at the time of the first Advance by General Electric Capital Corporation, and (iii) there has been no material adverse change in the financial condition of Company since _____________. Unless otherwise defined herein, capitalized terms herein shall have the meanings specified in the Agreement.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ______ day of ____________, 1996.



                                    -----------------------------------

                      Print Name: ________________________

                      Title: _____________________________














                                         EXHIBIT 9.0(L)

                                     CORPORATE RESOLUTIONS
                                      THE FINANCE COMPANY

            I, ____________________________________, do hereby certify that I am the duly elected and qualified Secretary and the keeper of the records and seal of ____________________, a ___________ corporation (the "Corporation"), and that the following is a true and correct copy of resolutions duly adopted at a meeting of the Board of Directors of the Corporation convened and held in accordance with law and with the articles of incorporation and the by-laws of the Corporation on the ____ day of ________, ______, and that such resolutions are now in full force and effect, unamended, unaltered and unrepealed:

            RESOLVED, the Board of Directors has determined it is in the best of interest of the Corporation borrow money from General Electric Capital Corporation secured by installment obligations and other collateral now or hereafter owned by the Corporation;

            FURTHER RESOLVED, the Board of Directors has reviewed the proposed loan and rights to be granted to General Electric Capital Corporation presented by the President and as evidenced by the Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement;

            FURTHER RESOLVED, the proposed loan and granting of security interests are approved and all officers of the Corporation are authorized to execute and deliver such documents and take such actions as are necessary in order to become or remain indebted to General Electric Capital Corporation and to pledge the installment obligations and other collateral to General Electric Capital Corporation;

            FURTHER RESOLVED, all actions previously or subsequently taken by officers of the Corporation in connection with this transaction, are ratified and confirmed, and approved as authorized actions on behalf of and binding on the Corporation, and each officer of the Corporation listed below, acting alone, is authorized to take such additional action in connection with the loan as he or she deems necessary or appropriate to consummate the proposed loan and granting of rights to General Electric Capital Corporation.

            I FURTHER CERTIFY that the following persons have been appointed or elected and are now acting as officers of the Corporation in the capacity set before their respective signatures:

                               Signatures to follow on next page

        NAME                                     TITLE              SIGNATURE

-------------------------                       ------------    ----------------

-------------------------                       ------------    ----------------

-------------------------                       ------------    ----------------

-------------------------                       ------------    ----------------

            IN WITNESS WHEREOF, I have subscribed my name as Secretary and have caused the seal of the Corporation to be hereunto affixed this ______ day of ________, ______.


--------------------------
SEAL                                                             Secretary





                                         EXHIBIT 9.0(P)

                                       POWER OF ATTORNEY


            KNOW ALL PEOPLE BY THESE PRESENTS:

            ______________________ ("Principal") hereby constitutes and appoints General Electric Capital Corporation ("GECC") as its true and lawful agent and attorney in fact to act in its name and stead or on its behalf with authority to do the following acts to the extent the acts relate to installment contracts and related rights pledged to GECC (the pledged retail contracts and related rights are referred to herein as the "Property"):

            1. GECC can receive, endorse, and collect all payments made payable to or owed to Principal in connection with the Property, including but not limited to military pay allotments.

            2. GECC can enforce, release, modify, and transfer the rights and interests granted to Principal regarding the Property, including but not limited to rights with respect to insurance policies, motor vehicles, motorcycles, and certificates of title.

            This power of attorney is coupled with an interest and cannot be terminated by Principal. Principal hereby instructs and authorizes anyone presented with this Power of Attorney, or a copy hereof, to comply with the Power of Attorney and rely on GECC's statements and instructions in connection therewith. Anyone who relies on and complies with this Power of Attorney or GECC's statements or instruction in connection therewith shall have no liability to Principal for doing so.

            This power of attorney is made on _____________, 1996.


                                            Borrower


By: ______________________                  By:____________________________
Title: _____________________                Title:_________________________


Subscribed and Sworn to before me by authorized representatives of ______________ this ____ day of _____________________, 1996.


-------------------------------
        Notary Public

SEAL


                                         EXHIBIT 9.0(Q)

                                      CORPORATE RESOLUTION

            I, ____________________________________, do hereby certify that I am the duly elected and qualified Secretary and the keeper of the records and seal of ____________________, a ___________ corporation (the "Corporation"), and that the following is a true and correct copy of resolutions duly adopted at a meeting of the Board of Directors of the Corporation convened and held in accordance with law and with the articles of incorporation and the by-laws of the Corporation on the ____ day of ________, ______, and that such resolutions are now in full force and effect, unamended, unaltered and unrepealed:

            RESOLVED, the Board of Directors has determined it is in the best of interest of the Corporation to guaranty the obligations of The Finance Company to General Electric Capital Corporation;

            FURTHER RESOLVED, the Board of Directors has reviewed the proposed guaranty (the "Guaranty") to be issued to General Electric Capital Corporation presented by the President and as evidenced by the Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement;

            FURTHER RESOLVED, the proposed Guaranty is approved and all officers of the Corporation are authorized to execute and deliver such documents and take such actions as are necessary in order to effectuate the Guaranty to General Electric Capital Corporation;

            FURTHER RESOLVED, all actions previously or subsequently taken by officers of the Corporation in connection with this transaction, exclusive of future amendments, are ratified and confirmed, and approved as authorized actions on behalf of and binding on the Corporation.

            I FURTHER CERTIFY that the following persons have been appointed or elected and are now acting as officers of the Corporation in the capacity set before their respective signatures:

NAME                                            TITLE               SIGNATURE

-------------------------                       ------------       -------------

-------------------------                       ------------       -------------

-------------------------                       ------------       -------------

-------------------------                       ------------       -------------

            IN WITNESS WHEREOF, I have subscribed my name as Secretary and have caused the seal of the Corporation to be hereunto affixed this ______ day of ________, ______.


                                                    --------------------------
SEAL                                                            Secretary
                                         EXHIBIT 9.0(U)

                                     CORPORATE RESOLUTIONS
                                 FIRST COMMUNITY FINANCE, INC.

            I, ____________________________________, do hereby certify that I am the duly elected and qualified Secretary and the keeper of the records and seal of ____________________, a ___________ corporation (the "Corporation"), and that the following is a true and correct copy of resolutions duly adopted at a meeting of the Board of Directors of the Corporation convened and held in accordance with law and with the articles of incorporation and the by-laws of the Corporation on the ____ day of ________, ______, and that such resolutions are now in full force and effect, unamended, unaltered and unrepealed:

            RESOLVED, the Board of Directors has determined it is in the best of interest of the Corporation to guaranty the obligations of The Finance Company to General Electric Capital Corporation secured by installment obligations and other collateral now or hereafter owned by the Corporation;

            FURTHER RESOLVED, the Board of Directors has reviewed the proposed guaranty (the "Guaranty") to be issued to General Electric Capital Corporation presented by the President and as evidenced by the Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement;

            FURTHER RESOLVED, the proposed Guaranty is approved and all officers of the Corporation are authorized to execute and deliver such documents and take such actions as are necessary to effectuate the Guaranty to General Electric Capital Corporation and to pledge the installment obligations and other collateral to General Electric Capital Corporation;

            FURTHER RESOLVED, all actions previously or subsequently taken by officers of the Corporation in connection with this transaction, exclusive of future amendments, are ratified and confirmed, and approved as authorized actions on behalf of and binding on the Corporation.

            I FURTHER CERTIFY that the following persons have been appointed or elected and are now acting as officers of the Corporation in the capacity set before their respective signatures:

        NAME                                       TITLE              SIGNATURE

-------------------------                       ------------       ------------

-------------------------                       ------------       ------------

-------------------------                       ------------       ------------

-------------------------                       ------------       ------------

            IN WITNESS WHEREOF, I have subscribed my name as Secretary and have caused the seal of the Corporation to be hereunto affixed this ______ day of ________, ______.


                                                --------------------------
SEAL                                                    Secretary

                                         EXHIBIT 9.0(V)


                          BORROWER'S NAMES, LOCATIONS AND SUBSIDIARIES





                                        EXHIBIT 10.0(a)

                                          UCC LANGUAGE


All of the following now existing or hereafter arising and wherever located: chattel paper; leases; installment sale contracts; installment loan contracts; payments from chattel paper obligors; security deposits; motor vehicles (including but not limited to cars, trucks and motorcycles); certificates of title; contract purchase discounts; accounts; general intangibles; security interests; collateral securing chattel paper; dealer agreements; dealer reserves and rate participation; rights of Debtor related to chattel paper, installment contracts, motor vehicles, and collateral securing chattel paper; documents; instruments; deposit accounts; electronic funds transfers; equipment; inventory; parts and accessories for motor vehicles ; payments from account debtor bank accounts; reserve accounts; insurance policies, and benefits and rights under insurance policies, which Debtor is solely or jointly the owner of, insured under, the lienholder or loss payee under, or the beneficiary of; all payments and property of any kind, now or at any time or times hereafter, in the possession or under the control of Secured Party, or a bailee of Secured Party; and all books and records (including, without limitation, customer lists, credit files, computer programs, print-outs and other computer materials and records) of Debtor pertaining to the foregoing collateral. All accessions to, substitutions for and all replacements, products and proceeds of all of the foregoing collateral, including, without limitation, proceeds of insurance policies insuring the collateral.







                                        EXHIBIT 10.0(g)

                                       BROKER DISCLOSURE

                                     TO BE PROVIDED BY TFC













                                        EXHIBIT 10.0(i)

                                        LABOR DISCLOSURE

                                              NONE













                                        EXHIBIT 10.0(j)

                                FINANCIAL STATEMENT CERTIFICATE

                                      THE FINANCE COMPANY

                                     OFFICER'S CERTIFICATE


            The undersigned, ______________________, the duly authorized chief financial officer of _________________, a ______________ corporation
("Company"), DOES HEREBY CERTIFY, for purposes of the Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement dated as of ___________, 1996 (the "Agreement") between the Company and General Electric Capital Corporation that: (i) the attached financial statements are accurate in all material respects and present the true financial condition of Company as of the dates shown, (ii) the assets of Company shown on the financial statements exist, are solely owned by Company, are not subject to any liens other than the lien of General Electric Capital Corporation and those disclosed in the financial statements or allowed by the Agreement, and are accurately valued on the financial statements, (iii) the attached financial statements were prepared in accordance with generally accepted accounting principles, and (iv) there has been no material adverse change in the financial condition of the Company after the dates that the financial statements cover, and (v) the calculations on the attached compliance certificate confirm that Borrower is in compliance with the requirements of Sections 13.6 and Exhibit 13.6 of the Agreement.

                        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this _____ day of ____________, 1996.




                                         -----------------------------------
                                             Vice President and Chief
                                             Financial Officer






                                          EXHIBIT 13.4

                                      PORTFOLIO COVENANTS

            The covenants outlined below shall be measured as of the end of each Accounting Period unless stated otherwise and reported to Lender with the Financial Statement Certificate attached as Exhibit 13.4

            All percentages shall not exceed the following:

                    Maximum
            Delinquency Measurement            Fiscal       Fiscal      Fiscal
                                                1996        1997        1998

TFC      Rolling Average Delinquency           14.00%       13.00%       13.00%
FCF      Rolling Average Delinquency            8.00%       10.00%       12.00%




          Maximum Charged Off Losses           1996         1997       1998

TFC      Rolling Average Charged-Off Losses    2.75%        2.00%     2.00%
FCF      Rolling Average Charged-Off Losses    1.00%        1.50%     2.00%



            Maximum Repossession Inventory     1996         1997       1998

TFC      Repossession Inventory                 3%           3%         3%



                  QUARTERLY
         Minimum Reserve Requirement           1996        1997       1998

TFC      Reserve Requirement                   100%         100%      100%
FCF      Reserve Requirement                   100%         100%      100%

         Maximum Outstanding
  Principal Balance Pledged Contracts            1996          1997          1998
TFC                                          175,000,000   191,000,000   219,000,000

(1)    Increasing $4,000,000 per fiscal quarter in 1997
(2)    Increasing $7,000,000 per fiscal quarter in 1998



                                          EXHIBIT 13.6

                                      FINANCIAL COVENANTS

            The covenants outlined below shall be measured as of the end of each Accounting Period and reported to Lender with the Financial Statement Certificate attached as Exhibit 13.4.

            Minimum                 Fiscal              Fiscal          Fiscal
            Net Worth               1996                1997             1998

            TFCEI                $33,000,000         $34,000,000    $37,000,000
            TFC                  $27,000.000         $28,000,000    $31,000.000

            Maximum
            Debt Ratio              1996                1997             1998

            TFCEI                  4.2:1                4.1:1           4.0:1
            TFC                    4.6:1                4.6:1           4.2:1

            Minimum
            Interest Coverage       1996                1997            1998

            TFC                     .7                  1.3              1.5




                                          EXHIBIT 13.6

                                          EXHIBIT 16.0

                                  DEBT SUBORDINATION AGREEMENT


                        THIS DEBT SUBORDINATION AGREEMENT ("Agreement") dated as of _____________, 1996 is made between __________________________ ("Payee") and
General Electric Capital Corporation, a New York corporation with offices at l000 Hart Road, Barrington, Illinois 60010 ("Lender"). To induce Lender to provide financing to _____________ ("Company"), Payee agrees to the terms of this Agreement.

            1. Representations and Warranties. Payee represents and warrants that: (a) Company is currently indebted to Payee in the amount of $ ____________ ("Current Debt"), (b) the Current Debt is the only payment obligation of Company to or for the benefit of Payee other than any compensation for services already provided or any dividend already declared, (c) the Current Debt is unsecured,
(d) the Current Debt is the present unpaid principal balance of all loans made by Payee to Company, (e) the Current Debt is not in default and the Current Debt is not subject to any defense, offset, or counterclaim, (f) the term of the Current Debt is _________ months and the interest rate on the Current Debt is ____________ percent (____%), and (g) Payee is the sole holder and owner of the Current Debt.

            2. Subordination. The Current Debt and any future payment obligation of Company to Payee (referred to together as the "Subordinated Debt") and the payment thereof are hereby postponed and subordinated to all payment and security interest obligations of Company to Lender now existing or hereafter arising ("Senior Debt"). Payee shall not accept or receive any payment on the Subordinated Debt without the prior written consent of Lender. Payee shall cause each document evidencing the Subordinated Debt to bear a legend that it is subordinated to Company's obligations to Lender.

            3. Security Interest in Subordinated Debt. To secure the Senior Debt, Payee hereby grants to Lender a security interest in the Subordinated Debt and in Payee's interest in any now existing or hereafter arising collateral for the Subordinated Debt. Payee shall notify Lender of any increase in the amount of the Subordinated Debt beyond the amount of the Current Debt, other than any increase attributable to reasonable and customary compensation and dividends, and shall notify Lender if Payee obtains a security interest in any real or personal property to secure the Subordinated Debt. Payee hereby subordinates its security interest, if any, in Company's existing and future assets to Lender's security interest in Company's existing and future assets. Payee agrees not to repossess or foreclose on the collateral for the Subordinated Debt until all of Company's obligations to Lender have been fully performed and Company is no longer indebted to Lender.

            4. Turnover of Prohibited Transfers. If Payee receives any payment in any form on the Subordinated Debt other than as permitted in paragraph 2 hereof, Payee shall deliver the payment forthwith to Lender for application to the Senior Debt, in the form received except for the addition of any endorsement or assignment necessary to effect a transfer of all rights therein to Lender. Lender is irrevocably authorized to supply any required endorsement or assignment which may have been omitted. Until so delivered, Payee shall hold such payment in trust for Lender and shall not commingle it with other funds or property.

            5. Authority to Act for Creditor. For so long as any of the Senior Debt remains outstanding, Lender shall have the right to act as Payee's attorney-in-fact, at Lender's option, at any meeting of creditors of Company or in connection with any case or proceeding for the dissolution, distribution, division or application of the assets of Company to: (a) enforce the Subordinated Debt; (b) collect any assets of Company distributed or applied by way of dividend or payment, or any securities issued, on account of the Subordinated Debt and to apply them to the Senior Debt, paying any surplus to Payee to the extent permitted by law; (c) vote claims comprising the Subordinated Debt in order to accept or reject any plan of liquidation, reorganization, or composition; and (d) take generally any action in connection with any such meeting, case or proceeding that Payee would be authorized to take but for this Agreement. In no event shall Lender be liable to Payee for any failure to prove the Subordinated Debt, to exercise any right with respect thereto or to collect any sums payable thereon.

            6. Validity of Subordinated Debt. The provisions of this Agreement are solely for the purpose of defining the relative rights of Lender and Payee and shall not impair, as between Payee and Company, the validity of the obligations of Company.

            7. Indulgences Not Waivers. Neither the failure nor any delay on the part of Lender to exercise any right, remedy, power or privilege hereunder shall operate as a waiver thereof or give rise to an estoppel, or be construed as an agreement to modify the terms of this Agreement, nor shall any single or partial exercise of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver by a party hereunder shall be effective unless it is in writing and signed by the party making such waiver, and then only to the extent specifically stated in such writing.

            8. Duration and Termination. This Agreement shall constitute a continuing agreement of subordination, and shall remain in effect until the Senior Debt shall have been fully and indefeasibly paid with interest and other applicable charges. Neither the death nor the bankruptcy of Payee shall effect a termination hereof. Lender may, without notice to Payee, extend or continue credit and make other financial accommodations to or for the account of Company in reliance upon this Agreement.

            9. Notices. All notices, requests, demands and other communications required or permitted under this Agreement or by law shall be in writing and shall be deemed to have been duly given, made and received only when delivered against receipt or when deposited in the United States mails, certified or registered mail, return receipt requested, postage paid, addressed as set forth below, and actually presented at the address of the noticed party.

            (a)         If to Lender:  General Electric Capital Corporation
                                       1000 Hart Road, Suite 300
                                       Barrington, Illinois 60010
                                       Attn: Manager - Asset Based Financing

            (b)         If to Payee:
                                       ------------------------

                                       ------------------------

                                       ------------------------



            Any addressee may change its address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this paragraph for the giving of notice.

            10. Lender's Duties Limited. The rights granted to Lender in this Agreement are solely for its protection, and nothing contained herein imposes on Lender any duties.

            11. Entire Agreement. This Agreement constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, whether expressed or implied, oral or written. Neither this Agreement nor any portion or provision hereof may be changed, waived or amended orally or in any manner other than by an agreement in writing signed by Lender and Payee.

            12. Additional Documentation. Payee shall execute such additional documents and shall take such further action as Lender may reasonably request in order to carry out the provisions and intent of this Agreement.

            13. Expenses and Jury Trial Waiver. Payee agrees to pay Lender on demand all expenses of every kind, including reasonable attorney's fees, that Lender may incur in enforcing any of its rights under this Agreement. PAYEE WAIVES ALL RIGHTS TO A JURY TRIAL IN ANY ACTION REGARDING THIS AGREEMENT COMMENCED BY OR AGAINST LENDER.

            14. Successors and Assigns. This Agreement shall inure to the benefit of Lender, its successors and assigns, and shall be binding upon Payee and his heirs, personal representatives, successors and assigns. Lender may assign this Agreement. Payee shall cause any transferee of a Subordinated Debt to agree in a writing delivered to Lender that the transferred debt is subject to this Agreement and that the transferee will perform Payee's obligations hereunder with regard to the transferred debt. A transfer by Payee shall not relieve him of his obligations hereunder.

            15. Governing Law. The validity, construction and enforcement of this Agreement shall be governed by the internal laws of the State of Illinois. If any provision hereof shall for any reason be held invalid or unenforceable, it shall not affect the validity or enforceability of any other provision hereof.

            Payee

            -----------------------------

            General Electric Capital Corporation

            By: __________________________
            Title: _________________________

                                     continued on next page

            Company agrees to comply with the provisions of this Debt Subordination Agreement and to make payment on the Subordinated Debt only in accordance with the subordination.

                                              Borrower


                                              By:
                                                ------------------------
                                              Title:
                                                -----------------------

                                  EXHIBIT 16.0

                                PLEDGE AGREEMENT


          THIS PLEDGE AGREEMENT ("Agreement") is made as of the 20th day of December, 1996, by and among First Community Finance, Inc. ("Pledgor"), a Virginia corporation, and GENERAL ELECTRIC CAPITAL CORPORATION ("Lender"), a New York corporation with an office located at 1000 Hart Road, Barrington, Illinois 60010.

          WHEREAS, Lender has entered into an Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement ("LSA") with The Finance Company, a Virginia corporation ("Borrower"), dated December 20, 1996, pursuant to which Lender agreed to provide financing to Borrower; and

          WHEREAS, to induce Lender to extend such financial accommodations to Borrower, Pledgor has executed and delivered to Lender a Guaranty dated December 20, 1996, pursuant to which Pledgor has guarantied the liabilities of Borrower to Lender, and Pledgor has agreed to secure the guarantied liabilities with certain collateral described in Section I below;

          NOW, THEREFORE, in consideration of the foregoing premises and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor agrees with Lender as follows:

          I.    Pledge To secure (i) Pledgor's obligations under the Guaranty,
                (ii) Pledgor's obligations under this Agreement, (iii) Borrower's obligations under the LSA, and (iv) all other obligations of Borrower, and all other obligations of Pledgor, to Lender, (all of the foregoing obligations, including those now existing and those hereafter arising, are hereinafter referred to as the
                 "Secured Obligations"), Pledgor hereby pledges and grants to Lender a continuing security interest in and to all of the following property of Pledgor, whether now owned or existing or hereafter arising or acquired and regardless of where located:

          contracts; contract rights; chattel paper; leases; installment sale contracts; installment loan contracts; payments from chattel paper obligors; security deposits; cash; contract purchase discounts; accounts receivables; general intangibles; security interests; collateral securing chattel paper; rights of Pledgor related to chattel paper, installment contracts, and collateral securing chattel paper; documents; instruments; deposit accounts; electronic funds transfers; equipment; inventory; payments from account debtor bank accounts; reserve accounts; insurance policies, and benefits and rights under insurance policies, which Pledgor is solely or jointly the owner of, insured under, the lienholder or loss payee under, or the beneficiary of; and all payments and property of any kind, now or at any time or times hereafter, in the possession or under the control of Lender, or a bailee of Lender; accessions to, substitutions for and all replacements, products and proceeds of, any of the foregoing property; and books and records (including, without limitation, financial statements, accounting records, customer lists, credit files, computer programs, electronic data, print-outs and other computer materials and records) of Pledgor pertaining to any of the foregoing property (all of the foregoing are hereinafter referred to as the "Collateral").

          Pledgor shall execute and deliver such other instruments or documents as Lender may reasonably request in order to carry out the purposes of this Agreement. Except as provided in Section III.F. hereof, Pledgor shall deliver to Lender such other items of Collateral as are received by Pledgor.

          II. Representations and Warranties. Pledgor hereby makes the following representations and warranties to Lender, each of which shall survive the execution and delivery of this Agreement:

          A. Pledgor has the right and power to enter into and perform this Agreement and this Agreement is the legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms, subject to the restrictions, if any, contained in Section 6.1-300 of the Code of Virginia, as amended.

          B. The execution and performance by Pledgor of this Agreement does not constitute a violation of any applicable law or court order or constitute a breach of any provision contained in any document to which Pledgor is a party or by which it is bound.

          C. Pledgor is the sole legal and equitable owner of the Collateral free and clear of all liens, charges, claims encumbrances and security interests, except those in favor of Lender.

          III. Covenants with Respect to Collateral. Pledgor covenants and agrees with Lender with respect to the Collateral as follows:

          A. Pledgor shall pay all taxes, assessments and charges levied, assessed or imposed upon the Collateral before the same become delinquent or become liens upon any of the Collateral. Pledgor shall keep the Collateral free from all interests and liens other than Pledgor's and Lender's, and not allow the Collateral to become attached or levied upon or seized in connection with any legal proceedings.

          B. Pledgor shall perform all acts and do all things which Lender may request to evidence, preserve, perfect, or enforce Lender's security interest in the Collateral. Pledgor shall defend Pledgor's title to the Collateral and Lender's security interest therein against any claims.

          C. Until Lender releases its security interest in the Collateral, Pledgor shall not transfer to anyone other than Lender any interest in the Collateral; provided that, at any time prior to a default in the Secured Obligations, Pledgor may sell the Collateral at fair market value and Lender will release its security interest in the Collateral if Lender receives all proceeds of sale, net of any customary sales commissions. Upon receipt of the proceeds, Lender shall apply the proceeds to the Secured Obligations.

          D. In the event that Pledgor fails or refuses to perform the Secured Obligations, Lender shall have the right, without obligation, to do all things it deems necessary or advisable to enforce the Secured Obligations, and Pledgor shall reimburse Lender for all amounts incurred by Lender in furtherance thereof including without limitation, attorneys' fees. Until Lender is reimbursed, such amounts shall constitute Secured Obligations and bear interest at the highest lawful contract rate until paid.

          E. Nothing contained herein shall obligate Lender or impose a duty upon Lender to assume or perform any obligations of Pledgor with respect to any of the Collateral.

          F. For so long as the Secured Obligations are not in default, Pledgor has the right to receive all consumer payments with respect to the Collateral. If any of the Secured Obligations are in default, Pledgor's right to receive payments shall cease, and Lender shall have the sole and exclusive right to receive and retain the payments. In such event, Pledgor shall pay over to Lender any payments received by Pledgor with respect to the Collateral, and Lender shall apply the payments to the Secured Obligations.

          G. Pledgor shall provide Lender with copies of all notices it receives regarding the Collateral.

          H. Pledgor shall perform all aspects of servicing, administering, collecting, liquidating, accounting for and managing the Collateral it customarily performs in accordance with Pledgor's current practices for contract administration, which practices are in accordance with applicable law and have been disclosed to Lender prior to the date hereof.

          IV. Remedies. Upon and after the default of a Secured Obligation, Lender shall have the following rights and remedies:

          A. In addition to any rights and remedies contained in this Agreement, all of the rights and remedies of a secured party under the Uniform Commercial Code of the State where such rights and remedies are asserted, or under other applicable law, all of which rights and remedies shall be cumulative, and none of which shall be exclusive.

          B. Pledgor agrees that in the event that notice of disposition of any Collateral is necessary under applicable law, written notice mailed to Pledgor, in the manner specified in Section VII G. hereof, at least ten (10) days prior to the date of the disposition of the Collateral shall constitute commercially reasonable notice.

          V. Appointment of Lender as Pledgor's Lawful Attorney. Pledgor hereby appoints Lender (and all persons designated by Lender) as Pledgor's true and lawful attorney to, without notice to Pledgor, in Pledgor's or Lender's name:
(i) do all acts and things necessary, in Lender's discretion, to fulfill Pledgor's obligations under this Agreement; and (ii) endorse the name of Pledgor upon any forms of payment or transfer documents consisting of or related to the Collateral. Such power of attorney shall be deemed coupled with an interest and shall be irrevocable.

          VI. Termination. Pledgor acknowledges and agrees that this Agreement shall continue in full force and effect until all of the Secured Obligations have been fully performed and the LSA has been terminated. Upon termination of this Agreement, Lender, at Pledgor's expense, shall return to Pledgor all Collateral then in Lender's possession.

          VII.        Miscellaneous.

          A. Modification of Agreement; Sale of Interest. This Agreement may not be modified or amended except by an agreement in writing signed by Pledgor and Lender. Pledgor shall not sell, assign or transfer this Agreement or any portion thereof, including, without limitation, Pledgor's rights, interests, remedies, powers, and/or duties hereunder. Pledgor hereby consents to Lender's participation, sale, assignment, or other transfer of this Agreement or of any portion hereof, including, without limitation, Lender's rights, interests, remedies, powers, and/or duties hereunder.

          B. Expenses and Taxes. If any taxes shall be payable on account of the execution or performance of this Agreement or the Collateral, Pledgor shall pay all such taxes.

          C. Waiver by Lender. Lender's failure, at any time or times hereafter, to require strict performance by Pledgor of any provision of this Agreement shall not waive, impair or diminish any right of Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Lender of a default by Pledgor under this Agreement shall not suspend, waive or affect any other default by Pledgor under this Agreement, whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of Pledgor contained in this Agreement and no event of default by the Pledgor under this Agreement shall be deemed to have been suspended or waived by Lender, unless such suspension or waiver is in a writing specifying the suspension or waiver and the writing is signed by a duly authorized representative of Lender and directed to Pledgor.

          D. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          E. Parties. This Agreement shall be binding upon and inure to the benefit of the heirs of Pledgor and the permitted successors and assigns of Pledgor and Lender.

          F. Waivers by Pledgor. Except as otherwise provided for in this Agreement, Pledgor waives (i) presentment, demand and protest, and notice of presentment, dishonor, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of the Secured Obligations; (ii) any bond or security which might be required by any court prior to allowing Lender to exercise any Lender's remedies; and (iii) the benefit of all valuation, appraisement and exemption laws.

          G. Liability of Pledgor. The liability of Pledgor hereunder is direct and unconditional and may be enforced without requiring Lender first to resort to any right or remedy Lender has as to Borrower or any third parties with regard to Borrower's obligations to Lender or to foreclose or exhaust any security therefor. Pledgor shall not have any right of subrogation, reimbursement or indemnity whatsoever, nor any right to security for the obligations of Borrower to Lender unless and until the indefeasible and nonavoidable payment in full of all said obligations. Pledgor has made an independent investigation of the financial condition and affairs of Borrower prior to entering into this Agreement and has not relied upon any representation made by Lender as to the financial condition, operation or creditworthiness of Borrower. Pledgor further agrees that Lender shall have no duty or responsibility now or hereafter to make any investigation or appraisal of Borrower, or the security for Borrower's obligations to Lender, on behalf of Pledgor or to provide Pledgor with any information which may come to Lender's attention now or hereafter, whether or not such information could materially increase the risk of Pledgor hereunder. Notice of any default by Borrower, and of any adverse change in Borrower's financial condition or of any other fact which might materially increase the risk of Pledgor hereunder is hereby waived. Pledgor authorizes Lender without notice or demand and without affecting the obligations of Pledgor hereunder, with respect to any obligation of Borrower to Lender, to extend the time of payment or waive strict compliance of any other term thereof, to renew or otherwise modify the terms thereof, to waive or release any security therefor, to release Pledgor or other party liable therefor, and to enter or grant any settlement, release, compromise, composition, account stated or agreed balance with or to Borrower or any third party, and Pledgor agrees that the foregoing actions shall not diminish Pledgor's obligations hereunder.

          H. Notice. Except as otherwise provided herein, a notice required hereunder shall be in writing, and shall be deemed to have been validly given and received on the date of delivery if sent to:


          a.          If to Lender, at:    General Electric Capital Corporation
                                           1000 Hart Road, Suite 300
                                           Barrington, Illinois 60010
                                           Attention:  Manager, Asset Based
Financing

                      with a copy to:      General Electric Capital Corporation
                                           600 Hart Road
                                           Barrington, Illinois 60010
                                           Attention:  Counsel Auto Financial
Services

          b.          If to Pledgor, at:   First Community Finance, Inc.
                                           71 South Airport Drive
                                           Highland Springs, Virginia  23075

or to such other address as each party may designate for itself by like notice. Notices may be delivered by telegram, facsimile transmission, certified mail return receipt requested, or a commercial delivery service.

          J. Governing Law. THIS AGREEMENT HAS BEEN SUBMITTED TO LENDER AT ITS OFFICE IN BARRINGTON, ILLINOIS. THIS AGREEMENT SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH VIRGINIA LAW.

          K. Indemnity. Pledgor shall indemnify Lender against all expenses and losses incurred by Lender to third parties, and all claims made against Lender by third parties, based on the execution of this Agreement, the pledge of the Collateral, Pledgor's performance of this Agreement, or Lender's lawful exercise of its rights under this Agreement.

          L. Disputes and Defaults. In the event of either a dispute regarding the terms of this Agreement or a default of this Agreement by either party which is not resolved to the satisfaction of the parties, the sole and exclusive right of each party shall be to commence an arbitration proceeding in Chicago pursuant to the rules of the American Arbitration Association. The only damages each party may recover against the other are the actual and direct damages for a breach of contract. Neither party can recover from the other any consequential, special, punitive, incidental or indirect damages, including without limitation loss of profit or goodwill. Both parties WAIVE A TRIAL BY JURY in any action between them related to this Agreement.

          M.          Inspection and Access.

          a. Lender and its agents shall have the right, at any time, (i) during usual business hours, to inspect the Collateral and the premises upon which any of the Collateral is located; (ii) during usual business hours, to inspect, audit and make copies or extracts from any Pledgor's records, computer systems, files, and books of account; (iii) during usual business hours, to monitor Pledgor's performance of its obligations with respect to this Agreement; and
(iv) to verify, in Lender's name or in the name of Pledgor, the validity, amount, quality, quantity, value and condition of, or any other matter relating to, the Collateral including but not limited to verifying contract information. Pledgor shall, upon Lender's request from time to time, instruct its vendors, banking and other financial institutions and its accountants to make available to Lender and discuss with Lender such information and records as Lender may request. Pledgor authorizes Lender, without request, to provide to a credit reporting agency information about the Collateral and Pledgor's performance of this Agreement. If Pledgor maintains or stores any data with respect to Collateral on a computer data system, Pledgor shall upon request of Lender provide Lender with (a) on-line access to such computer data system or (b) deliver to Lender duplicate copies of the requested data in machine readable form acceptable to Lender along with a printout or other hard copy of such data. Pledgor shall, on request of Lender, provide to Lender (at the location designated by Lender) the appropriate files.

          b. Certain of the Collateral consists of instruments, contracts, chattel paper, documents and similar evidences of loans, advances, or other extensions of credit by Pledgor (collectively, the "Finance Collateral"). On or prior to January 3, 1997, Pledgor shall collect and securely deposit (and shall thereafter collect and securely deposit) (i) all Finance Collateral originated in the State of North Carolina at one of Pledgor's offices located within such State, and (ii) all Finance Collateral originated in the Commonwealth of Virginia (or otherwise than in North Carolina) at one of Pledgor's offices located within such Commonwealth, such two offices and the conditions of such collection and deposit to be approved by the Lender in its reasonable discretion. Pledgor shall transfer possession to Lender of such Finance Collateral at such two locations, and such Finance Collateral shall be maintained in accordance with separate custodial agreements (the "Custodial Agreements") between the Lender, the Pledgor and certain employees of Pledgor who shall, pursuant to the Custodial Agreements, act as Lender's agents in the holding, monitoring, maintenance, and securing of such Finance Collateral. On or prior to January 3, 1997, Pledgor and two of its employees (acceptable to Lender in its reasonable discretion) at each of the Finance Collateral collection sites, shall have executed and delivered the respective Custodial Agreements, which shall contain usual and customary terms acceptable to the parties thereto in the respective reasonable discretion of each.

          c. On or after February 1, 1997, the Lender, in its sole discretion, may remove the Finance Collateral from the sites described in Section VII M.b. above and place such Finance Collateral under the care of a bank trust department(s) or similar agent(s) of the Lender located in North Carolina and Virginia, chosen by Lender and approved by Pledgor (such approval to not be unreasonably withheld), and such agent(s), Lender and Pledgor shall enter into a new Custodial Agreement or Agreements containing usual and customary terms acceptable to the parties thereto in the respective reasonable discretion of each. From and after such removal, Pledgor shall collect and deposit all Finance Collateral with such new agent(s) of Lender.

          N. Location of Collateral. Throughout the term of this Agreement, any of the Collateral (the "Virginia Collateral") subject to restrictions on hypothecation, removal from the Commonwealth of Virginia and examination by the Virginia State Corporation Commission (the "SCC") under the Virginia Consumer Finance Act, Virginia Code Section 6.1-244, et seq., as it may be amended, and any successor or similar statute (the "Virginia Act"), shall not be removed outside the Commonwealth of Virginia. Likewise, any of the Collateral subject to any requirements of North Carolina law similar to the Virginia Act ("N.C. Law") relating to Collateral (the "N.C. Collateral") originated or located in North Carolina, shall not be removed from the State of North Carolina and shall be treated hereunder in compliance with N.C. Law. In the event of an exercise of any right or remedy under this Agreement, Lender or a third party shall not enter into a sale or other disposition of any of the Virginia Collateral which would result in the Virginia Collateral leaving the Commonwealth of Virginia, and shall likewise not enter into a sale or other disposition of the N.C. Collateral which would result in the N.C. Collateral leaving the State of North Carolina.

          Pledgor agrees to permit the SCC or its duly authorized representatives, and the North Carolina Secretary of State, or other governmental officials or representatives thereof authorized under N.C. Law, access to the Collateral for purposes of examination.

          IN WITNESS WHEREOF, this Agreement has been duly executed under seal by Pledgor as of December 20, 1996.


                                        Pledgor:  First Community Finance, Inc.


                                        By:
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                                        Title:
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